                                                       DRAFT: FEBRUARY 22, 1995

                                                                    EXHIBIT 1.2
                                                                    -----------

                              U.S. $___,000,000/*/



                         R. R. Donnelley & Sons Company

                          Medium-Term Notes, Series __



                                AGENCY AGREEMENT
                                ----------------


                                                                         [Date]


[Names and Addresses of Agents]


Ladies and Gentlemen:

     R. R. Donnelley & Sons Company, a Delaware corporation (the "Company"), confirms its agreement with each of you (individually, an "Agent" and collectively, the "Agents") with respect to the issue and sale by the Company of up to an aggregate initial offering price of $___,000,000/*/ in gross proceeds of its Medium-Term Notes, Series __ (the "Notes"). The Notes are to be issued from time to time pursuant to an indenture, dated as of November 1, 1990 (as it may be supplemented or amended from time to time, the "Indenture"), between the Company and Citibank, N.A., as trustee (the "Trustee").

     Subject to the terms and conditions stated herein, and subject to the reservation by the Company of the rights to sell Notes directly on its own behalf, and to sell Notes to or through such other agents as the Company shall designate from time to time on terms substantially identical to those set forth herein, the Company hereby appoints the Agents as agents for the purpose of soliciting purchases of the Notes from the Company by others and agrees that whenever the Company determines to sell Notes directly to an Agent as principal for resale to others, it will enter into a Purchase Agreement (hereafter defined) relating to such sale in accordance with the provisions of Section 11 hereof. Each Agent may, with the prior approval of the Company (which approval shall not be unreasonably withheld), appoint sub-agents or engage the services of any other broker or dealer in connection with the offer or sale of the Notes. The Company

- -----------------
/*/ Or the U.S. dollar equivalent in certain specified foreign currencies or currency units.

shall notify the Agents of any sale made to or through other agents on or prior to the settlement date for such sale.

     The Notes shall have the maturity ranges, annual interest rates, currencies, redemption provisions and other terms set forth in the Prospectus referred to in Section 1(a) as it may be amended or supplemented from time to time, including any supplement providing for the interest rate and maturity of any Note (a "Pricing Supplement"). The Notes will be issued, and the terms thereof established, from time to time, by the Company in accordance with the Indenture and the Procedures referred to below. This Agreement shall only apply to sales of the Notes and not to sales of any other securities or evidences of indebtedness of the Company and only on the specific terms set forth herein. The Agents may take any action contemplated by this Agreement through wholly-owned subsidiaries.

     SECTION 1.  Representations, Warranties and Agreements.
                 ------------------------------------------

     The Company represents and warrants to each Agent as of the date hereof, as of the Closing Date (defined herein) referred to in Section 2(f) hereof, and as of the times referred to in Sections 6(a) and 6(b) hereof (the Closing Date and each such time being hereinafter sometimes referred to as a "Representation Date"), as follows:

          (a) The Company meets all of the requirements for the use of Form S-3 under the Securities Act of 1933, as amended (the "Act"). The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") (i) a registration statement on Form S-3 (File No. 33-_____) in the form heretofore delivered to the Agents and such registration statement in such form has been declared effective by the Commission and no stop order suspending the effectiveness of such registration statement or the use of the Prospectus (as hereinafter defined) has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (such registration statement, including all exhibits thereto but excluding Form T-1, as amended at the time such registration statement or any part thereof became effective, and as from time to time amended or supplemented thereafter, being hereinafter called the "Registration Statement"; the prospectus (including all documents incorporated therein by reference) included in the Registration Statement, together with any amendments or supplements (including in each case all documents incorporated therein by reference and the applicable Pricing Supplement) relating to the Notes, as filed with the Commission pursuant to
Section 424(b) of the rules and regulations of the Commission under the Act (the "Rules and Regulations") being hereinafter called the "Prospectus").

          (b) The documents incorporated by reference in the Prospectus, at the time they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Securities Exchange Act of 1934 (the "Exchange Act"), as applicable, and the rules and regulations of the Commission thereunder, and such documents, when read together with the other information in the Prospectus, do not contain, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and, in the case of other documents which were filed under the Act or the Exchange Act with the Commission, an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case after excluding any statement in any such document which does not constitute part of the Registration Statement or the Prospectus pursuant to Rule 412 under the Act; and any further documents so filed and incorporated by reference in the Prospectus, when they become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and will not contain, in the case of a registration statement which becomes effective under the Act, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and, in the case of other documents which are filed under the Act or the Exchange Act, an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by any Agent expressly for use in the Prospectus.

          (c) The Registration Statement and the Prospectus conform, and the Registration Statement and the Prospectus will conform as of the applicable Representation Date, in all material respects to the requirements of the Act and the Trust Indenture Act of 1939 (the "Trust Indenture Act") and the rules and regulations of the Commission thereunder; the Registration Statement, at the time it became effective, did not, and as of the applicable Representation Date will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus, at the time the Registration Statement became effective did not, as of the date hereof does not, and as of the applicable Representation Date will not, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by any Agent specifically for inclusion therein.

          (d) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business which is material to the Company and its subsidiaries considered as one enterprise from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock (other than issuances of common stock pursuant to existing employee benefit or stock option plans, repurchases by the Company of its common stock in the ordinary course of business or conversions of outstanding convertible securities) or long-term debt (other than changes as a result of maturities, sinking fund payments, amortization of debt discount or currency fluctuations) of the Company or any of its subsidiaries or any material adverse change, or any development which will result in a material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries considered as one enterprise, otherwise than as set forth or contemplated in the Prospectus.

          (e) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority under such laws to own, lease and operate its properties and to conduct its business as described in the Prospectus; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction where the character of the business conducted by it or the location of the property owned by it makes such qualification necessary, except where the failure to be so qualified would not have a material adverse effect on the Company and its subsidiaries considered as one enterprise. Each subsidiary of the Company that is a significant subsidiary within the meaning of Rule 1-02 of Regulation S-X under the Act and such other subsidiaries of the Company designated in the list previously furnished to the Agents by an officer of the Company for the purposes of this Agreement (collectively, the "Subsidiaries") is a corporation duly incorporated and validly existing in good standing under the laws of the state of its incorporation or formation, and each has corporate power and authority under such laws to own, lease and operate its properties and to conduct its business, and each is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction where the character of the business conducted by it or the location of the property owned by it makes such qualification necessary, except where the failure to be so qualified would not have a material adverse effect on the Company and its subsidiaries considered as one enterprise. The Company, directly or indirectly, owns all of the issued and outstanding voting securities of each of the Subsidiaries, in each case free and clear of any liens, encumbrances and claims.

          (f) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable.

          (g) The Notes have been duly authorized and, when the terms of the Notes and of their issue and sale have been duly established in accordance with the Indenture and the Notes have been duly executed, authenticated, issued and delivered against payment of the agreed upon consideration therefor, such Notes will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture, which is substantially in the form filed as an exhibit to the Registration Statement; the Indenture has been duly authorized by the Company, has been duly qualified under the Trust Indenture Act, has been duly executed and delivered by the Company and the Trustee and constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity; and the Notes and the Indenture conform to the description thereof contained in the Prospectus.

          (h) The issue and sale by the Company of the Notes and compliance by the Company with all of the provisions of the Notes, the Indenture and this Agreement and the consummation of the transactions herein and therein contemplated, will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company or any of its subsidiaries under any agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries may be bound or to which any of the property or assets of the Company or any of its subsidiaries is subject (except for conflicts, breaches, defaults, liens, charges and encumbrances which would not, individually or in the aggregate, have a material adverse effect on the Company and its subsidiaries considered as one enterprise); nor will such action result in any violation of the provisions of the Certificate or Articles of Incorporation, as amended, or the By-Laws of the Company or any of its subsidiaries or any statute, order, rule or regulation applicable to the Company or any of its subsidiaries of any court or of any Federal, state or other regulatory authority or other governmental body having jurisdiction over the Company or any of its subsidiaries; no authorization, approval, consent, registration, qualification or order of or with any court or any regulatory authority or other governmental agency or body is required for issue and sale of the Notes by the Company, or the consummation by the Company of the other transactions contemplated by this Agreement or the Indenture, except such as have been obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the offer and sale of the Notes by the Company.

          (i) Except as set forth in the Prospectus, there are no actions, suits or proceedings before or by any court or governmental agency or body, domestic or foreign, pending, or, to the knowledge of the Company, threatened against or, to the knowledge of the Company, affecting the Company or any of its subsidiaries, which are, individually or in the aggregate, reasonably expected to result in any material adverse change in the general affairs, financial position, stockholders' equity or results of operations of the Company and its subsidiaries considered as one enterprise, or which is reasonably expected to materially and adversely affect the consummation by the Company of this Agreement or the issuance and sale by the Company of any of the Notes; and there are no contracts or exhibits required by the Act or by the Rules and Regulations to be filed with the Registration Statement required to be described or incorporated by reference in the Registration Statement or the Prospectus which are not filed, incorporated by reference or described as required.

          (j) This Agreement and the Purchase Agreement (if any) with respect to the Notes have been duly authorized, executed and delivered by the Company.

          (k) Arthur Andersen LLP (formerly Arthur Andersen & Co.), who are reporting upon the audited financial statements and schedules included or incorporated by reference in the Registration Statement are independent public accountants with respect to the Company as required by the Act and the Rules and Regulations.

          (l) The consolidated financial statements included or incorporated by reference in the Prospectus present, and as of the applicable Representation Date will present, fairly in all material respects, the financial position of the Company and its subsidiaries as of the dates indicated and the consolidated results of the operations and cash flows of the Company and its subsidiaries for the periods specified. Such financial statements (except as disclosed in the notes thereto or otherwise stated therein) have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the entire period or periods involved. The financial statement schedules, if any, included or incorporated by reference in the Prospectus present, and as of the applicable Representation Date will present, fairly in all material respects, the information required to be stated therein. The selected financial data included in the Prospectus present, and as of the applicable Representation Date will present, fairly in all material respects, the information shown therein and have been compiled on a basis consistent with that of the audited consolidated financial statements included or incorporated by reference in the Registration Statement. The pro forma financial statements and other pro forma financial information, if any, included or incorporated by reference in the Prospectus present, and as of the applicable Representation Date will present, fairly in all material respects, the information shown therein, have been, and will be, prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements, have been, and will be, properly compiled on the pro forma basis described therein, and, in the opinion of the Company, the assumptions used in the preparation thereof are, and as of the applicable Representation Date will be, reasonable and the adjustments used therein are, and as of the applicable Representation Date will be, appropriate to give effect to the transactions or circumstances referred to therein.

          (m) Neither the Company nor any of the Subsidiaries is in violation of its charter or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of the Subsidiaries is subject, other than defaults (considered in the aggregate) which do not have, or which would not reasonably be expected to result in, a material adverse effect on the general affairs, financial position, stockholders' equity or results of operations of the Company and its subsidiaries considered as one enterprise.

          (n) The Company and its subsidiaries possess adequate certificates, authorities or permits issued by the appropriate state, Federal or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit, with such exceptions as would not, singly or in the aggregate, materially and adversely affect the general affairs, financial position, stockholders' equity or results of operations of the Company and its subsidiaries considered as one enterprise.

          (o) The Company has complied and will comply with the provisions of Florida H.B. 1771 codified as Section 517.075 of the Florida Statutes, 1987, as amended, and all regulations promulgated thereunder related to issuers doing business in Cuba.

          (p) The Notes, when issued, authenticated and delivered pursuant to the provisions of this Agreement and the Indenture, will be excluded or exempted under the provisions of the Commodity Exchange Act.

     SECTION 2.  Solicitations as Agent.
                 ----------------------

          (a) Reasonable Best Efforts to Solicit. On the basis of the representations and warranties contained herein, but subject to the terms and conditions herein set forth, each Agent agrees, as an agent of the Company, to use its reasonable best efforts to solicit offers to purchase the Notes upon the terms and conditions set forth in the Prospectus.

          (b) Suspension of Solicitation. The Company reserves the right, in its sole discretion, to suspend solicitation of offers to purchase the Notes commencing at any time for any period of time or permanently. Upon receipt of at least one business day's prior notice from the Company, the Agents will forthwith suspend solicitation of offers to purchase Notes from the Company until such time as the Company has advised the Agents that such solicitation may be resumed. Upon receipt of such notice by the Agents, the Company's obligations to deliver the officers' certificates, opinions of counsel and letters from accountants required to be delivered by Sections 6(b), 6(c) and 6(d) hereof for each such amendment or supplement to the Registration Statement or the Prospectus occurring since the date of such notice shall likewise be suspended until the earlier of (i) receipt by the Agents of notice from the Company to re-commence solicitation of offers to purchase the Notes and (ii) such time that the Company delivers, or causes to be delivered, as the case may be, to the Agents such certificate(s), opinion(s) and letter(s) relating to the amendments or supplements to the Registration Statement or the Prospectus or the documents incorporated by reference into the Prospectus since the last certificates, opinions or letters so delivered, except that such certificates, opinions and letters need not cover any statement in any such document which does not constitute part of the Registration Statement or the Prospectus pursuant to Rule 412 of the Act. For the purpose of this paragraph, "business day" shall mean any day which is not a Saturday or Sunday and which in New York City is not a day on which banking institutions are generally authorized or obligated by law or executive order to close.

          (c) Agent's Commission. Promptly upon the closing of the sale of any Notes sold by the Company as a result of a solicitation made by an Agent, the Company agrees to pay such Agent a commission in accordance with the schedule set forth in Exhibit A hereto.

          (d) Solicitation of Offers. The Agents are authorized to solicit offers to purchase the Notes only in denominations of U.S. $l00,000/**/ or any amount in excess thereof which is an integral multiple of U.S. $1,000, at a purchase price equal to 100% of the principal amount thereof or such other principal amount as shall be specified by the Company. Each Agent shall communicate to the Company, orally or in writing, each offer to purchase Notes received by it as Agent, and which it determines to be reasonable in its discretion reasonably exercised. The Company shall have the sole right to accept offers to purchase the Notes and may reject any such offer in whole or in part. Each Agent shall have the right, in its discretion reasonably exercised without advising the Company, to reject any offer to purchase the Notes received by it, in whole or in part, and any such rejection shall not be deemed a breach of its agreement contained herein.

          (e) Administrative Procedures. Administrative procedures respecting the sale of Notes (the "Procedures") are

- -----------------
/**/ Or the equivalent (rounded down to an integral multiple of units of the denomination specified in a supplement to the Prospectus) in the relevant foreign currency or currency unit, or such larger amount in integral multiples of units of such denomination.

set forth in Exhibit B hereto and may be amended in writing from time to time by the Agents and the Company. Each Agent and the Company agree to perform the respective duties and obligations specifically provided to be performed by each of them herein and in the Procedures.

          (f) Delivery of Documents.  The documents required to be delivered by
Section 5 hereof shall be delivered at the offices of [Name], [Address], not later than 10:00 A.M., Chicago time, on the date of this Agreement or at such later time as may be mutually agreed upon by the Company and the Agents, which in no event shall be later than the time at which the Agents commence solicitation of offers to purchase Notes hereunder (the "Closing Date").

     SECTION 3.  Covenants of the Company.
                 ------------------------

     The Company covenants and agrees:

          (a) Delivery of Signed Registration Statement and Prospectus. To furnish promptly to the Agents and to their counsel a total of two signed copies of the Registration Statement as originally filed and each amendment or supplement thereto, and a copy of each Prospectus filed with the Commission, including all supplements thereto and all documents incorporated therein by reference and all consents and exhibits filed therewith;

          (b) Delivery of Other Documents. To deliver promptly to the Agents such number of the following documents as they may reasonably request: (i) conformed copies of the Registration Statement (excluding exhibits other than the computation of the ratio of earnings to fixed charges, the Indenture and this Agreement), (ii) the Prospectus and (iii) any documents incorporated by reference in the Prospectus;

          (c) Revisions to Prospectus - Material Changes. If, during any period in which, in the opinion of counsel for the Agents, a prospectus relating to the Notes is required to be delivered under the Act, any event occurs as a result of which the Prospectus would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, to notify the Agents promptly, in writing, to suspend solicitation of purchases of the Notes (and, if so notified, such Agents shall cease such solicitation as soon as practicable, but in any event not later than one (1) business day after such notification); and if the Company shall decide to amend or supplement the Registration

Statement or the Prospectus, to promptly advise the Agents by telephone (with confirmation in writing) and to promptly prepare and file with the Commission an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance; provided, however, that if during the period referred to above any Agent shall own any Notes which it has purchased from the Company as principal with the intention of reselling them, the Company shall promptly prepare and timely file with the Commission any amendment or supplement to the Registration Statement or any Prospectus that may, in the judgment of the Company or the Agents, be required by the Act or requested by the Commission;

          (d) Commission Filings. To timely file with the Commission during the period referred to in (c) above all documents (and any amendments to previously filed documents) required to be filed by the Company pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act;

          (e) Copies of Filings with Commission. Prior to filing with the Commission during the period referred to in (c) above (i) any amendment or supplement to the Registration Statement, (ii) any amendment or supplement to the Prospectus or (iii) any document incorporated by reference in any of the foregoing or any amendment of or supplement to any such incorporated documents, to furnish a copy thereof to the Agents;

          (f) Notice to Agent of Certain Events. To advise the Agents immediately (i) when any post-effective amendment to the Registration Statement relating to or covering the Notes becomes effective, (ii) of any request or proposed request by the Commission for an amendment or supplement to the Registration Statement, to the Prospectus, to any document incorporated by reference in any of the foregoing or for any additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any part thereof or any order directed to the Prospectus or any document incorporated therein by reference or the initiation or threat of any stop order, proceeding or of any challenge to the accuracy or adequacy of any document incorporated by reference in the Prospectus, (iv) of receipt by the Company of any notification with respect to the suspension of the qualification of the Notes for sale in any jurisdiction or the initiation or threat of any proceeding for that purpose and (v) of the happening of any event which makes untrue any statement of a material fact made in the Registration Statement or the Prospectus or which requires the making of a change in or addition to the Registration Statement or the Prospectus in order to make any material statement therein not misleading;

          (g) Stop Orders. If, during the period referred to in (c) above, the Commission shall issue a stop order suspending the effectiveness of the Registration Statement, to make every reasonable effort to obtain the lifting of that order at the earliest possible time;

          (h) Earnings Statements. To make generally available to its security holders, in the manner contemplated by Rule 158(b) under the Act or otherwise, as soon as practicable, but in any event not later than 18 months after the date of each acceptance by the Company of an offer to purchase Notes hereunder, an earnings statement of the Company satisfying the requirements of Section 11(a) of the Act;

          (i) Copies of Reports, Releases and Financial Statements. So long as any of the Notes are outstanding, to furnish to the Agents, not later than the time the Company makes the same publicly available, copies of all public reports or releases and all reports and financial statements furnished by the Company to any securities exchange on which the Notes are listed pursuant to requirements of or agreements with such exchange or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder; and

          (j) Blue Sky Qualifications. To endeavor, in cooperation with the Agents, to qualify the Notes for offering and sale under the securities laws of such jurisdictions as the Agents may designate, and to maintain such qualifications in effect for as long as may be required for the distribution of the Notes; and to file such statements and reports as may be required by the laws of each jurisdiction in which the Notes have been qualified as above provided; provided, however, that in connection therewith, the Company shall not be required to qualify as a foreign corporation or file a general consent to service of process.

     SECTION 4.  Payment of Expenses.
                 -------------------

     The Company will pay:

          (a) the costs incident to the authorization, issuance, sale and delivery of the Notes and any taxes payable in that connection;

          (b) the costs incident to the preparation, printing and filing under the Act of the Registration Statement and any amendments and exhibits thereto;

          (c) the costs incident to the preparation, printing and filing of any document and any amendments and exhibits thereto required to be filed by the Company under the Exchange Act;

          (d) the costs of distributing the Registration Statement, as originally filed, and each amendment and post-effective amendment thereof (including exhibits), the Prospectus, any supplement or amendment to the Prospectus and any documents incorporated by reference in any of the foregoing documents;

          (e) the fees and expenses of the Trustee, any paying agent, any calculation agent, any exchange rate agent and any other agents appointed by the Company, and their respective counsel;

          (f) the costs and fees in connection with the listing of the Notes on any securities exchange;

          (g) the cost and fees of any required filings with the National Association of Securities Dealers, Inc.;

          (h) the fees and disbursements of counsel to the Company and counsel to the Agents;

          (i) the fees paid to rating agencies in connection with the rating of the Notes;

          (j) the fees and expenses of qualifying the Notes under the securities laws of the several jurisdictions as provided in Section 3(j) hereof and of preparing and printing a Blue Sky Memorandum and a memorandum concerning the legality of the Notes as an investment (including fees and expenses of counsel for the Agents in connection therewith);

          (k) all advertising expenses in connection with the offering of the Notes incurred with the consent of the Company; and

          (l) all other costs and expenses incident to the performance of the Company's obligations under this Agreement.

     SECTION 5.  Conditions.
                 ----------

          The obligation of the Agents, as agents of the Company, under this Agreement to solicit offers to purchase the Notes, the obligation of any person who has agreed to purchase Notes to make payment for and take delivery of Notes, and the obligation of any Agent to purchase Notes pursuant to any Purchase Agreement (as defined), is subject to the accuracy, on each Representation Date, of the representations and warranties of the Company contained herein, to the accuracy of the statements of the Company's officers made in any certificate furnished pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions:

          (a) Registration Statements. No stop order suspending the effectiveness of the Registration Statement or any part thereof nor any order directed to any document incorporated by reference in the Prospectus shall have been issued or threatened by the Commission and no challenge shall have been made to the accuracy or adequacy of any document incorporated by reference in the Prospectus; any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with to the Agents' reasonable satisfaction; and the Company shall have not filed with the Commission any amendment or supplement to the Registration Statement or the Prospectus (or any document incorporated by reference therein) without the consent of the Agent that arranged such purchase, which consent shall not be unreasonably withheld or delayed.

          (b) No Suspension of Sale of the Notes. No order suspending the sale of the Notes in any jurisdiction designated by the Agents pursuant to Section 3(j) hereof shall have been issued, and no proceeding for that purpose shall have been initiated or threatened.

          (c) No Material Omissions or Untrue Statements. The Agents shall not have discovered and disclosed to the Company that the Registration Statement or any Prospectus contains an untrue statement of a fact which, in the opinion of counsel for the Agents, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

          (d) Legal Matters Satisfactory to Counsel. All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Notes, the Indenture, the form of the Registration Statement, each Prospectus and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be satisfactory in all respects to counsel for the Agents and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

          (e) Opinions of Company Counsel. At the Closing Date, the Agents shall have received (1) the opinion, addressed to the Agents and dated the Closing Date, of Deborah M. Regan, Esq., Vice President and Secretary of the Company, in form and substance satisfactory to the Agents, to the effect that:

          (i) Each of the Subsidiaries is a corporation duly incorporated and validly existing in good standing under the laws of the respective state or jurisdiction of its incorporation or formation, and each of the Subsidiaries has full corporate power and authority under such laws to own, lease and operate its properties and to conduct its business as described in the Prospectus;

          (ii) The Company has an authorized capitalization as set forth in the Prospectus and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable;

          (iii) The Company, directly or indirectly, owns all of the issued and outstanding voting securities of each of the Subsidiaries, in each case free and clear of any liens, encumbrances or claims of which such counsel has knowledge;

          (iv) The Company and each of the Subsidiaries is a corporation duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which the character of the business conducted by it or the location of the property owned by it makes such qualification necessary except where the failure to be so qualified would not have a material adverse effect on the Company and its subsidiaries considered as one enterprise;

          (v) To the best of such counsel's knowledge and other than as set forth in the Prospectus, there are no actions, suits or proceedings before or by any court or governmental agency or body, domestic or foreign, pending or threatened, against or affecting the Company or any of its subsidiaries which are, individually or in the aggregate, reasonably expected to result in any material adverse change in the general affairs, financial position, stockholders' equity or results of operations of the Company and its subsidiaries considered as one enterprise, or which are reasonably expected to materially and adversely affect the consummation of this Agreement or the issuance and sale by the Company of the Notes; and to the best of such counsel's knowledge, there are no contracts or exhibits required by the Act or by the Rules and Regulations, or which are required to be filed by the Exchange Act or the rules and regulations of the Commission thereunder, to be filed with the Registration Statement or required to be summarized, described or incorporated by reference in the Registration Statement or the Prospectus which are not filed, incorporated by reference, summarized or described as required;

          (vi) The issue and sale by the Company of the Notes and the compliance by the Company with all of the provisions of the Notes, the Indenture, this Agreement and the Purchase Agreement (if any) and the consummation of the transactions herein and therein contemplated will not, to the best knowledge of such counsel, conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of any of the subsidiaries of the Company under, any agreement or instrument to which any of the subsidiaries of the Company is a party or by which any of the subsidiaries of the Company may be bound or to which any of the property or assets of any of the subsidiaries of the Company is subject (except for conflicts, breaches, defaults, liens, charges and encumbrances which would not, individually or in the aggregate, have a material adverse effect on the Company and its subsidiaries considered as one enterprise); nor will such action result in any violation of the provisions of the Certificate or Articles of Incorporation, as amended, or the By-Laws of any of the subsidiaries of the Company or, to the best of such counsel's knowledge, any statute or order, rule or regulation applicable to any of the subsidiaries of the Company of any court or of any Federal, state or other regulatory authority or other governmental body having jurisdiction over any of the subsidiaries of the Company;

          (vii) Nothing has come to the attention of such counsel to cause such counsel to believe that either the Registration Statement or any amendment thereof at the time each became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; and

          (viii) The documents incorporated by reference in the Prospectus (other than the financial statements and related schedules and other financial or statistical data included therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and nothing has come to the attention of such counsel to cause such counsel to believe that any of such documents, when they became effective or were so filed, as the case may be, contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading and, in the case of other documents which were filed under the Act or Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading, in each case after excluding any statement in any such document which does not constitute part of the Registration Statement or the Prospectus pursuant to Rule 412 under the Act;

and to such further effect with respect to other legal matters relating to this Agreement, the Purchase Agreement (if any), or the sale of the Notes hereunder as counsel for the Agents may/ reasonably request; and (2) the opinion, addressed to the Agents and dated the Closing Date, of Sidley & Austin, counsel for the Company, in form and substance satisfactory to the Agents and their counsel, to the effect that:

          (i) The Company is a corporation duly incorporated and validly existing in good standing under the laws of the State of Delaware and the Company has full corporate power and authority under such laws to own, lease and operate its properties and to conduct its business as described in the Prospectus.

          (ii) This Agreement and the Purchase Agreement (if any) have been duly authorized, executed and delivered by the Company;

          (iii) The Notes have been duly authorized and, when the terms thereof have been duly established in accordance with the Indenture and when the Notes have been duly executed, authenticated, issued and delivered, and upon receipt by the Company of the agreed upon consideration therefor, will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization and other similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity; the Indenture has been duly authorized, executed and delivered by the Company and duly qualified under the Trust Indenture Act and is substantially in the form filed as an exhibit to the Registration Statement, and constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity;

          (iv) The issue and sale by the Company of the Notes and the compliance by the Company with all of the provisions thereof, and of the Indenture, this Agreement and the Purchase Agreement (if any) and the consummation of the transactions herein and therein contemplated will not, to the best knowledge of such counsel, conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company under any agreement or instrument to which the Company is a party or by which the Company may be bound or to which any of the property or assets of the Company is subject (except for conflicts, breaches, defaults, liens, charges and encumbrances which would not, individually or in the aggregate, have a material adverse effect on the Company and its subsidiaries considered as one enterprise); nor will such action result in any violation of the provisions of the Certificate of Incorporation, as amended, or the By-Laws of the Company or, to the best of such counsel's knowledge, any statute, order, rule or regulation applicable to the Company of any court or of any Federal, state or other regulatory authority or other governmental body having jurisdiction over the Company; and no authorization, approval, consent, registration, qualification or order of or with any such court or any such regulatory authority or other governmental agency or body is required for the issue and sale of the Notes by the Company or the consummation by the Company of the other transactions contemplated by this Agreement, the Purchase Agreement (if any) or the Indenture, except such as have been obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the offer and sale of the Notes by the Company;

          (v) The Registration Statement has become and is now effective under the Act and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or threatened by the Commission;

          (vi) The Registration Statement and the Prospectus and any further amendments and supplements thereto made by the Company prior to the Closing Date (other than the financial statements and related schedules and other financial and statistical data therein as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the Trust Indenture Act and the rules and regulations thereunder; the Notes and the Indenture conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus, and the information in the Prospectus under the captions "Description of Debt Securities" and "Description of Notes" or a comparable caption describing the Notes, to the extent that it constitutes matters of law or legal conclusions, has been reviewed by such counsel and is correct in all material respects; nothing has come to the attention of such counsel to cause such counsel to believe that either the Registration Statement at the time it became effective contained or as of the Closing Date contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus as of the Closing Date contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; and

          (vii) The statements contained under the caption "United States Federal Income Tax Consequences" relating to the Notes, to the extent that they constitute matters of law or legal conclusions, have been reviewed by such counsel and are correct in all material respects;

and to such further effect with respect to other legal matters relating to this Agreement, the Purchase Agreement (if any), or the sale of the Notes hereunder as counsel for the Agents may reasonably request. Such counsel may also state, that insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials, which certificates, if any, shall be delivered to counsel for the Agents.

          (f) Officers' Certificate. The Company shall have furnished to the Agents on the Closing Date a certificate, dated the Closing Date and addressed to the Agents, of its Chairman of the Board, the President or a Vice President and its Secretary or an Assistant Secretary stating that the representations and warranties of the Company herein are true and correct at and as of the Closing Date; the Company complied with all of its obligations hereunder to be performed at or prior to the Closing Date; and the conditions set forth in Sections 5(a) and 5(b) hereof have been fulfilled; such certificate to be based upon knowledge or belief as to proceedings initiated or threatened referred to in Sections 5(a) and 5(b).

          (g) Accountant's Letter. The Company shall have furnished to the Agents on the Closing Date a letter of Arthur Andersen LLP, addressed jointly to the Company and the Agents and dated the Closing Date, of the type described in the American Institute of Certified Public Accountants' Statement on Auditing Standards No. 72, covering such specified financial statement items and procedures as the Agents may reasonably request and in form and substance reasonably satisfactory to the Agents.

          (h) Additional Conditions. There shall not have occurred: (i) any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries considered as one enterprise, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented on the date of the acceptance by the Company of an offer to purchase a Note, the effect of which, in any such case described in this clause is, in the judgment of the Agents, so material and adverse as to make it impracticable or inadvisable to proceed with the solicitation of offers to purchase Notes or the purchase of Notes from the Company as principal pursuant to the applicable Purchase Agreements, as the case may be; (ii) a suspension or material limitation in trading in securities generally, or in the Common Stock of the Company, on the New York Stock Exchange or the establishment of minimum prices on such exchange; (iii) a general moratorium on commercial banking activities declared by either

Federal or New York State authorities; (iv) any downgrading in the rating accorded to any of the Company's debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national calamity or emergency; or (vi) any material adverse change in the existing financial, political or economic conditions in the United States that, or any effect of international conditions on the financial markets in the United States that, in the judgment of the Agents, makes it impracticable or inadvisable to proceed with the solicitation of offers to purchase Notes or the purchase of Notes from the Company as principal pursuant to the applicable Purchase Agreement, as the case may be.

          (i) Other Information and Documentation. Prior to the Closing Date, the Company shall have furnished to the Agents such further information, certificates and documents as the Agents or counsel to the Agents may reasonably request.

     All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in the form and substance satisfactory to counsel for the Agents.

     SECTION 6.  Additional Covenants of the Company.
                 -----------------------------------

     The Company covenants and agrees that:

          (a) Acceptance of Offer Affirms Representations and Warranties. Each acceptance by the Company of an offer for the purchase of Notes shall be deemed to be an affirmation that the representations and warranties of the Company contained in this Agreement and in any certificate theretofore given to the Agents pursuant hereto are true and correct at the time of such acceptance, and an undertaking that such representations and warranties will be true and correct at the time of delivery to the purchaser or his agent of the Notes relating to such acceptance as though made at and as of each such time (and it is understood that such representations and warranties shall relate to the Registration Statement and the Prospectus as amended or supplemented to each such time).

          (b) Subsequent Delivery of Officers' Certificates. Each time that the Registration Statement or the Prospectus shall be amended or supplemented (other than by an amendment or supplement providing solely for the interest rates or maturities of the Notes or the principal amount of Notes remaining to be sold or other changes as agreed to by the Agents on a case-by-case basis) or the Company files with the Commission any document incorporated by reference into the Prospectus, the Company shall, concurrently with such amendment, supplement or filing, furnish the Agents with a certificate of the Chairman of the Board, the President or any Vice President and the Secretary or any Assistant Secretary of the Company in form satisfactory to the Agents to the effect that the statements contained in the certificate referred to in Section 5(f) hereof which was last furnished to the Agents are true and correct at the time of such amendment, supplement or filing, as the case may be, as though made at and as of such time (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such time) or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in said Section 5(f), modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such certificate.

          (c) Subsequent Delivery of Legal Opinions. Each time that the Registration Statement or the Prospectus shall be amended or supplemented (other than by an amendment or supplement providing solely for the interest rates or maturities of the Notes or the principal amount of Notes remaining to be sold or other changes as agreed to by the Agents on a case-by-case basis) or the Company files with the Commission any document incorporated by reference into the Prospectus, the Company shall, concurrently with such amendment, supplement or filing, furnish the Agents and their counsel with written opinions of the counsel to the Company specified in Section 5(e), addressed to the Agents and dated the date of delivery of such opinions, in form satisfactory to the Agents, of the same tenor as the respective opinions referred to in Section 5(e)(1) and
(2) hereof, but modified, as necessary, to relate to the Registration Statement and the Prospectus as amended or supplemented to the time of delivery of such opinions; provided, however, that in lieu of such opinions, such counsel may furnish the Agents with letters to the effect that the Agents may rely on such prior opinions to the same extent as though they were dated the date of such letter authorizing reliance (except that statements in such prior opinions shall be deemed to relate to the Registration Statement and the Prospectus as amended or supplemented to the time of delivery of such letters authorizing reliance).

          (d) Subsequent Accountant's Letter. Each time that the Registration Statement or the Prospectus shall be amended or supplemented to include additional financial information or the Company files with the Commission any document incorporated by reference into the Prospectus which contains additional financial information the Company shall cause Arthur Andersen LLP to furnish the Agents, concurrently with such amendment, supplement or filing, a letter, addressed jointly to the Company and the Agents and dated the date of delivery of such letter, in form and substance reasonably satisfactory to the Agents, of the same tenor as the letter referred to in Section 5(g) hereof but modified to relate to the Registration Statement and the Prospectus, as amended and supplemented to the date of such letter, with such changes as may be necessary to reflect changes in the financial statements and other information derived from the accounting records of the Company; provided, however, that if the Registration Statement or the Prospectus is amended or supplemented solely to include financial information as of and for a fiscal quarter, Arthur Andersen LLP may limit the scope of such letter to the unaudited financial statements included in such amendment or supplement unless there is contained therein any other accounting, financial or statistical information that, in the reasonable judgment of the Agents, should be covered by such letter, in which event such letter shall also cover such other information.

          (e) On any settlement date for the sale of Notes, the Company shall furnish to the Agent that solicited or received the offer to purchase any Notes being delivered on such settlement date, if requested by such Agent prior to acceptance of such offer by the Company, with written opinions of the counsel to the Company set forth in Section 5(e), dated such settlement date, in form satisfactory to such Agent, to the effect set forth in section 5(e) hereof, but modified, as necessary, to relate to the Prospectus relating to the Notes to be delivered on such settlement date; provided, however, that in lieu of such opinion, such counsel may furnish the Agent with a letter to the effect that the Agent may rely on such prior opinion to the same extent as though it was dated such settlement date (except that statements in such prior opinion shall be deemed to relate to the Registration Statement and such Prospectus as amended or supplemented to the time of delivery of such letter authorizing reliance).

     SECTION 7.  Indemnification and Contribution.
                 --------------------------------

          (a) The Company shall indemnify and hold harmless each Agent and each person, if any, who controls any Agent within the meaning of the Act from and against any loss, claim, damage or liability, joint or several, and any action in respect thereof, to which such Agent or controlling person may become subject, under the Act, the Exchange Act or other Federal, state or foreign statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus, or arises out of, or is based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Agent and controlling person promptly after receipt of invoices therefrom for any legal and other expenses reasonably incurred by such Agent or controlling person in investigating or defending or preparing to defend against any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or the alleged omission made in the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company by the Agents specifically for inclusion therein. The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any Agent or controlling person. The statements with respect to the Agents set forth on the last paragraph of the cover page of the Prospectus Supplement relating to the Notes and under the heading "Supplemental Plan of Distribution" in such Prospectus Supplement constitute the only information furnished in writing by the Agents specifically for inclusion in the Registration Statement, and each of you, as the Agents, confirm that such statements are correct.

          (b) Each Agent shall severally, but not jointly, indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and any person who controls the Company within the meaning of the Act from and against any loss, claim, damage or liability, joint or several, and any action in respect thereof, to which the Company or any such director, officer or controlling person may become subject, under the Act, the Exchange Act or Federal, state or foreign statutory law or regulation, at common law or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus, or arises out of, or is based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Agent specifically for inclusion therein, and shall reimburse the Company or any such director, officer or controlling person, promptly after receipt of invoices therefrom, for any legal and other expenses reasonably incurred by such indemnified party in investigating or defending or preparing to defend against any such loss, claim, damage, liability or action. The foregoing indemnity agreement is in addition to any liability which any Agent may otherwise have to the Company or any of its directors, officers or controlling persons.

          (c) Promptly after receipt by an indemnified party under this Section of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section except to the extent that it has been materially prejudiced by such failure. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Agents shall have the right to employ counsel to represent the Agents who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Agents against the Company under this Section if, in the reasonable judgment of the Agents, it is advisable for the Agents to be represented by separate counsel, and in that event the fees and expenses of such counsel shall be paid by the Company. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding. In no event shall the indemnifying party or parties be liable for the fees and expenses of more than one counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

          (d) If the indemnification provided for in this Section 7 shall for any reason be unavailable or insufficient to hold harmless an indemnified party under Section 7(a) or 7(b) hereof in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Agents on the other from the offering of the Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Agents on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Agents on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Notes (before deducting expenses) received by the Company bears to the total commissions received by such Agent with respect to such offering. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or any Agent, the intent of the parties and their relative knowledge, and access to information and opportunity to correct or prevent such statement or omission. The Company and the Agents agree that it would not be just and equitable if contributions pursuant to this Section 7(d) were to be determined by pro rata allocation (even if the Agents were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 7(d) shall be deemed to include, for purposes of this Section 7(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating, preparing to defend or defending any such action or claim. Notwithstanding the provisions of this
Section 7(d), no Agent shall be required to contribute any amount in excess of the amount by which the total price at which the Notes sold through such Agent and distributed to the public were offered to the public exceed the amount of any damages which such Agent has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Agents' obligations under this Section 7(d) are several and not joint. Any party receiving notice of its obligation to contribute any amount pursuant to this Section 7(d) shall provide prompt notice to all other parties required to contribute hereunder.

     SECTION 8.  Status of each Agent.
                 --------------------

          In soliciting offers to purchase the Notes from the Company pursuant to this Agreement (other than offers to purchase pursuant to Section 11), each Agent is acting solely as agent for the Company and not as principal. Each Agent will make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Notes from the Company has been solicited by such Agent and accepted by the Company but such Agent shall have no liability to the Company in the event any such purchase is not consummated for any reason. If the Company shall default in its obligations to deliver Notes to a purchaser whose offer it has accepted, the Company shall (i) hold each Agent harmless against any loss, claim or damage arising from or as a result of such default by the Company and (ii) in particular, pay to each Agent any commission to which it would be entitled in connection with such sale.

     SECTION 9.  Representations and Warranties to Survive Delivery.
                 --------------------------------------------------

          All representations and warranties of the Company contained in this Agreement, or contained in certificates of officers of the Company submitted pursuant hereto, shall remain operative and in full force and effect, regardless of the termination or cancellation of this Agreement or any investigation made by or on behalf of any Agent or any person controlling such Agent or by or on behalf of the Company, and shall survive each delivery of and payment for any of the Notes.

     SECTION 10.  Termination.
                  -----------

          This Agreement may be terminated for any reason with respect to any party hereto, at any time, by any party hereto upon the giving of one day's written notice of such termination to the other parties hereto; provided, however, that in case of termination by less than all the Agents such termination shall be effective only with respect to such terminating Agent. If, at the time of termination, an offer to purchase any of the Notes has been accepted by the Company but the time of delivery to the purchaser has not occurred, the provisions of Sections 3(c), 3(g), 3(i) and 3(j) shall remain in effect until such Notes are delivered. The provisions of Sections 3(d), 3(h), 4, 7, 8, 9, 12, 13, 14 and 15 hereof shall survive any such termination.

     SECTION 11.  Purchases as Principal.
                  ----------------------

          (a) From time to time any Agent may agree with the Company to purchase Notes from the Company as principal, in which case such purchase shall be made in accordance with the terms of a separate agreement (a "Purchase Agreement") to be entered into between such Agent and the Company in the form attached hereto as Exhibit C. A Purchase Agreement, to the extent set forth therein, may incorporate by reference specified provisions of this Agreement. Each Purchase Agreement shall be substantially in the form of Exhibit C hereto but may take the form of (i) an exchange of any form of written telecommunication between the Agent and the Company or (ii) an oral agreement with an authorized officer of the Company promptly confirmed in writing. The Agent's commitment to purchase Notes as principal shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth as well as any other representations, warranties, terms and conditions set forth in the Purchase Agreement.

          (b) Unless otherwise agreed to between the Company and an Agent in a Purchase Agreement, any Note sold to an Agent as principal (i) shall be purchased by such Agent at a price equal to 100% of the principal amount thereof less a percentage equal to the commission applicable to an agency sale of a Note of identical maturity and (ii) may be resold by such Agent at varying prices from time to time or, if set forth in the applicable Purchase Agreement and Pricing Supplement, at a fixed public offering price. In connection with any resale of Notes purchased, any such Agent may use a selling or dealer group and may reallow to any broker or dealer any portion of the discount or commission payable pursuant hereto.

     SECTION 12.  Sales of Notes Denominated in a Foreign Currency and Indexed
                  ------------------------------------------------------------
Notes.
- -----

          If at any time the Company and any of the Agents shall determine to issue and sell Notes denominated in a currency or currency unit other than U.S. Dollars, which other currency may include a composite currency, or with respect to which an index is used to determine the amounts of payments of principal or any premium or interest, the Company and any such Agent shall execute and deliver an Amendment (a "Foreign Currency Amendment" or "Indexed Note Amendment," as the case may be) in the form attached hereto as Exhibit D. Such Amendment shall establish, as appropriate, additions and modifications that shall apply to the sales, whether offered on an agency or principal basis, of the Notes covered thereby.

     SECTION 13.  Notices.
                  -------

          Except as otherwise provided herein, all notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Agents shall be directed to each of them as follows:

; notices to the Company shall be directed to it as follows: R. R. Donnelley & Sons Company, 77 West Wacker Drive, Chicago, Illinois 60601, Attention:
Treasurer.

     SECTION 14.  Binding Effect; Benefits.
                  ------------------------

          This Agreement shall be binding upon each Agent, the Company, and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (a) the representations, warranties, indemnities and agreements of the Company contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control any Agent within the meaning of Section 15 of the Act, (b) the agreements of the Agents contained in
Section 7 hereof shall be deemed to be for the benefit of directors of the Company, officers of the Company who have signed the Registration Statement and any person controlling the Company and (c) to the extent any person who has agreed to purchase Notes may be relieved of his obligation to make payment thereof and take delivery thereof pursuant to the first paragraph of Section 5 hereof. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

     SECTION 15.  Governing Law; Counterparts.
                  ---------------------------

          This Agreement shall be governed by and construed in accordance with the laws of New York. This Agreement may be executed in counterparts and the executed counterparts shall together constitute a single instrument.

     SECTION 16.  Paragraph Headings.
                  ------------------

          The paragraph headings used in this Agency Agreement are for convenience of reference only, and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

          If the foregoing correctly sets forth our agreement, please indicate your acceptance hereof in the space provided for that purpose below.


                                  Very truly yours,

                                  R. R. DONNELLEY & SONS COMPANY



                                  By____________________________
                                     Name:
                                     Title:


CONFIRMED AND ACCEPTED,
  as of the date first above written:

[AGENT]


By____________________________
  Name:
  Title:

                                                                      EXHIBIT A


                         R. R. Donnelley & Sons Company
                          Medium-Term Notes, Series __
                              Schedule of Payments

          The Company agrees to pay each Agent a commission equal to the following percentage of the aggregate U.S. dollar equivalent of the principal amount of Notes:


     Term                                    Commission Rate
     ----                                    ---------------
__ year to less than __ years                         %

__ years to less than __ years                        %

__ years to less than __ years                        %

__ years to less than __ years                        %

__ years to less than __ years                        %

__ years to __ years and one month                    %

                                                                      EXHIBIT B


                         R. R. Donnelley & Sons Company
                          Medium-Term Notes, Series __
                           Administrative Procedures

          Medium-Term Notes, Series __, due from _____ year[s] to ___ years and one month from date of issue (the "Notes") may be offered on a continuing basis by R. R. Donnelley & Sons Company (the "Company"). ___________________, _____________________ and ______________________ as agents (each an "Agent" and collectively, the "Agents"), have each agreed to use their reasonable best efforts to solicit offers to purchase the Notes. The Notes are being sold pursuant to an Agency Agreement between the Company and the Agents dated ________, 199_ (as it may be supplemented or amended from time to time, the "Agency Agreement") to which these administrative procedures are attached as an exhibit. The Notes will be issued pursuant to an Indenture, dated as of November 1, 1990 (as it may be amended or supplemented from time to time, the "Indenture"), between the Company and Citibank, N.A., as trustee (the "Trustee"). The Notes will rank equally with all other unsecured and unsubordinated indebtedness of the Company and will have been registered with the Securities and Exchange Commission (the "Commission"). Unless otherwise noted, terms not defined herein shall have the same meaning as in the Prospectus Supplement relating to the Notes (the "Prospectus") and in the Agency Agreement. Special administrative procedures for Multi-Currency Notes and for Global Securities for Book-Entry Notes follow these administrative procedures.

          Administrative responsibilities, document control and record-keeping functions to be performed by the Company will be performed by its Treasury Department. Administrative procedures for the offering are explained below.

Price to Public
- ---------------

          Each Note will be issued at 100% of principal amount, unless otherwise determined by the Company.

Date of Issuance
- ----------------

          Each Note will be dated and issued as of the date of its authentication by the Trustee.

Maturities
- ----------

          Each Note will mature on a Business Day selected by the initial purchaser and agreed upon by the Company, such date being at least ____ year[s] but not more than ___ years and one month from the date of issuance. Each Floating Rate Note will mature on an Interest Payment Date (as defined below).

Registration
- ------------

          Notes will be issued only in fully registered form as either a Book-Entry Note or a Certificated Note. Certificated Notes may be presented for registration of transfer or exchange at the Trustee's New York office.

Denominations
- -------------

          Unless otherwise indicated in the applicable Pricing Supplement, Notes (other than Book-Entry Notes) will be issued and payable in U.S. dollars in the denomination of $100,000 and integral multiples of $1,000 in excess thereof.

Interest Payments
- -----------------

          Each Note bearing interest at a fixed rate (a "Fixed Rate Note") will bear interest from its issue date at the annual rate stated on the face thereof, payable either semi-annually on May 15 and November 15 or annually on May 15 of each year (each an "Interest Payment Date" with respect to such Fixed Rate Note) and at Maturity.

          Special provisions are set forth in a supplement to the Prospectus relating to Notes bearing interest at a rate or rates determined by reference to an interest rate formula (the "Floating Rate Notes") stated on the face thereof, payable in arrears on such dates as are specified therein (each an "Interest Payment Date" with respect to such Floating Rate Note).

          Interest on Fixed Rate Notes will be calculated and paid on the basis of a 360-day year of twelve 30-day months. Interest will be payable to the person in whose name such Note is registered at the close of business on each of May 1 or November 1, or May 1, as the case may be (whether or not a Business
Day) (the "Regular Record Dates") next preceding the respective Interest Payment Date. Any payment of principal and interest on such Note required to be paid on an Interest Payment Date or at Maturity which is not a Business Day shall be postponed to the next day which is a Business Day. The first payment of interest on any Note originally issued between a Regular Record Date and an Interest Payment Date will be made on the Interest Payment

Date following the next succeeding Regular Record Date. All interest payments, excluding interest payments made at Maturity, will be made by check mailed to the person entitled thereto as provided in the supplement to the Prospectus relating to the Notes, or, at the option of the Company, by wire transfer to an account maintained by such person with a bank located in the United States. Notwithstanding the foregoing, the holder of $10 million or more in aggregate principal amount of Notes with the same Interest Payment Date shall upon written request be entitled to receive payments of interest (other than at Stated Maturity or upon redemption) by wire transfers to an account maintained by such holder with a bank located in the United States.

          On the fifth Business Day immediately preceding each Interest Payment Date, the Trustee will furnish the Company with the total amount of the interest payments to be made on such Interest Payment Date. The Trustee (or any duly selected paying agent) will provide monthly to the Company's Treasury Department a list of the principal and interest to be paid on Notes maturing in the next succeeding month. The Company will provide to the Trustee not later than the payment date sufficient moneys to pay in full all principal and interest payments due on such payment date. The Trustee will assume responsibility for withholding taxes on interest paid as required by law.

Acceptance and Rejection of Offers
- ----------------------------------

          The Company shall have the sole right to accept offers to purchase Notes and may reject any such offer in whole or in part. Each Agent shall promptly communicate to the Company, orally or in writing, each reasonable offer to purchase Notes from the Company received by it other than those rejected by such Agent. Each Agent shall have the right, in its discretion reasonably exercised without advising the Company, to reject any offers in whole or in part.

Settlement
- ----------

          The receipt of immediately available funds in U.S. Dollars by the Company in the City of New York in payment for a Note (less the applicable commission) and the authentication and issuance of such Note shall, with respect to such Note, constitute "Settlement." All offers accepted by the Company will be settled from one to five Business Days from the date of acceptance by the Company pursuant to the timetable for Settlement set forth below unless the Company and the purchaser agree to Settlement on a later date; provided, however, that the Company will so notify the Trustee of any such later date on or before the Business Day immediately prior to the Settlement date.

Settlement Procedures for Certificated Notes
- --------------------------------------------

          In the event of a purchase of Notes by an Agent, as principal, appropriate Settlement details will be set forth in the applicable Purchase Agreement to be entered into between such Agent and the Company pursuant to the Agency Agreement. In the Event of the sale of a Multi-Currency Note or an Indexed Note, additional or different Settlement details may be set forth in the applicable Amendment to be entered into between the Agent and the Company pursuant to the Agency Agreement.

           Settlement procedures with regard to each Note sold through each Agent shall be as follows:

          A. Such Agent will advise the Company by telex or facsimile of the following Settlement information:

                1. Exact name in which the Note is to be registered ("Registered Owner").

                2. Exact address of the Registered Owner and address for payment of principal and interest, if any.

                3. Taxpayer identification number of the Registered Owner (if available).

                4. Principal amount of the Note (and, if multiple Notes are to be issued, denominations thereof).

                5.  Settlement date (Original Issue Date).

                6.  Stated Maturity.

                7.  Issue Price.

                8.  Trade Date.

                9. Specified Currency and whether the option to elect payments in a Specified Currency applies and if the Specified Currency is not U.S. Dollars, the authorized denominations.

               10.  Interest rate:

                    (a)  Fixed Rate Notes:

                         i)    interest rate

                         ii)   overdue rate, if any

                    (b)  Floating Rate Notes:

                         i)    Interest Rate Basis (e.g.,
                               Commercial Paper Rate)
                         ii)   Initial Interest Rate
                         iii)  Spread or Spread Multiplier,
                               if any
                         iv)   Interest Reset Dates
                         v)    Index Maturity
                         vi)   maximum and minimum interest
                               rates, if any
                         vii)  overdue rate, if any

                    (c)  Indexed Notes

                         The applicable terms thereof

               11.  Interest Payment Date(s) and Interest Payment Period.

               12. Optional Interest Reset Date, if any, and Subsequent Interest Period, if any.

               13.  Extension Period, if any, and Final Maturity Dates, if any.

               14. The date on or after which the Notes are redeemable at the option of the Company or repurchasable by the Company at the option of the holder, and additional redemption or repurchase provisions, if any.

               15.  Amortization schedule, if any.

               16.  Wire transfer information, if applicable.

               17. Agent's Commission (to be paid in the form of a discount from the proceeds remitted to the Company upon Settlement).

               18. Whether such Certificated Note is issued at an original issue discount ("OID"), and, if so, the total amount of OID, the yield to maturity and the initial accrual period of OID.

          B. The Company will confirm the above Settlement information to the Trustee by telex or facsimile. If the

     Company rejects an offer, the Company will promptly notify such Agent by telephone.

          C. The Trustee will assign a Note number to the transaction and will complete the first page of the preprinted 4-ply Note packet, the form of which was previously approved by the Company, the Agents and the Trustee.

          D. The Trustee will deliver the Note (with the attached white confirmation) and the yellow and blue stubs to the Agent. Such Agent will acknowledge receipt of the Note by completing the yellow stub and returning it to the Trustee.

          E. Such Agent will cause to be wire transferred to a bank account designated by the Company immediately available funds in U.S. dollars in the amount of the principal amount of the Note, less the applicable commission or discount, if any.

          F. Such Agent will deliver the Note (with the attached white confirmation) to the purchaser against payment in immediately available funds in the amount of the principal amount of the Note. Such Agent will deliver to the purchaser a copy of the most recent Prospectus applicable to the Note with or prior to any written offer of Notes, delivery of the Note and the confirmation and payment by the purchaser for the Note.

          G. Such Agent will obtain the acknowledgement of receipt for the Note and Prospectus by the purchaser through the purchaser's completion of the blue stub.

          H.  The Trustee will mail the pink stub to the Company's Treasurer.


Settlement Procedures Timetable
- -------------------------------

          For offers accepted by the Company, Settlement procedures "A" through "H" set forth above shall be completed on or before the respective times set forth below:

     Settlement
     Procedure      Time  (New York)
     ---------      ----

        A           5:00 PM on date of order
        B           3:00 PM on the Business Day prior to
                      Settlement date

        C-D         12 noon on the Settlement date
        E           2:15 PM on the Settlement date
        F-G         3:00 PM on the Settlement date
        H           5:00 PM on Business Day after the Settlement
                      date

Failure
- -------

          In the event that a purchaser of a Note shall either fail to accept delivery of or make payment for such Note on the date fixed by the Company for Settlement, such Agent will immediately notify the Trustee and the Company's Treasurer by telephone, confirmed in writing, of such failure and return the Note to the Trustee. Upon the Trustee's receipt of the Note from the Agent, the Company will promptly return to the Agent an amount of immediately available funds in U.S. dollars equal to any amount previously transferred to the Company in respect of the Note pursuant to advances made by the Agent. Such returns will be made on the Settlement date, if possible, and in any event not later than 12 noon (New York City time) on the Business Day following the Settlement date. The Company will reimburse such Agent on an equitable basis for its loss of the use of the funds during the period when the funds were credited to the account of the Company. Upon receipt of the Note in respect of which the default occurred, the Trustee will mark the Note "cancelled", make appropriate entries in its records and deliver the Note to the Company with an appropriate debit advice. Such Agent will not be entitled to any commission with respect to any Note which the purchaser does not accept or make payment for.

Redemption
- ----------

          Except as otherwise specified in the applicable Pricing Supplement and on the Notes, the Notes will not be redeemable prior to their Stated Maturity. If so specified in a Pricing Supplement and on the Note, such Note will be subject to redemption by the Company, at any time on or after the date set forth on such supplement and the Note, in whole or from time to time in part, at the option of the Company, at the redemption price, together with interest accrued thereon on the date of redemption.

          Notice of redemption shall be given by first-class mail postage prepaid, mailed not less than 30 days nor more than 60 days prior to the date of redemption, to each holder of Notes to be redeemed, in the manner and in accordance with the Indenture. In the event of redemption in part of any Note, a new Note for the amount of the unredeemed portion shall be issued in the name of the Holder upon cancellation of the redeemed Note.

 Maturity
 --------

          Upon presentation of each Note at Maturity the Trustee (or any duly appointed Paying Agent) will pay the principal amount thereof, together with accrued interest through the date of redemption. Such payment shall be made in immediately available funds in U.S. dollars, provided that the Note is presented to the Trustee (or any such Paying Agent) in time for the Trustee (or such Paying Agent) to make payments in such funds in accordance with its normal procedures. The Company will provide the Trustee (and any such Paying Agent) with funds available for immediate use for such purpose. Notes presented at Maturity will be cancelled by the Trustee as provided in the Indenture.

Procedures for Establishing the Terms of the Notes
- --------------------------------------------------

          The Company and the Agents will discuss from time to time the rates to be borne by the Notes that may be sold as a result of the solicitation of offers by the Agents. Once any Agent has recorded any indication of interest in Notes upon certain terms and communicated with the Company, if the Company accepts an offer to purchase Notes upon such terms, the Company will prepare a Pricing Supplement, in the form previously approved by the Agents, reflecting the terms of such Notes and, after approval from such Agent, will arrange to electronically transmit for filing with the SEC under the EDGAR system a copy of such Pricing Supplement (together with the Prospectus, if amended or supplemented) filed with the Commission and will supply an appropriate number of copies of the Prospectus, as then amended or supplemented, together with such Pricing Supplement, to the Agent who presented such offer. See "Delivery of Prospectus." No settlements with respect to Notes upon such terms may occur prior to such filing and such Agents will not, prior to such filing, mail confirmations to customers who have offered to purchase Notes upon such terms. After such filing, sales, mailing of confirmations and settlements may occur with respect to Notes upon such terms, subject to the provisions of "Delivery of Prospectus" below.

          If the Company decides to post rates and a decision has been reached to change interest rates, the Company will promptly notify each Agent. Each Agent will forthwith suspend solicitation of purchases. At that time, the Agents will recommend and the Company will establish rates to be so "posted". Following establishment of posted rates and prior to the filing described in the following sentence, the Agents may only record indications of interest in purchasing Notes at the posted rates. Once any Agent has recorded any indication of interest in Notes at the posted rates and communicated with the Company, if the

Company plans to accept an offer at the posted rate, the Company will prepare a Pricing Supplement reflecting such posted rates and, after approval from the Agents, will arrange to electronically transmit for filing with the SEC under the EDGAR system a copy of such Pricing Supplement (together with the Prospectus if amended or supplemented) filed with the Commission and will supply an appropriate number of copies of the Prospectus, as then amended or supplemented, to the Agent who presented such offer. See "Delivery of Prospectus." No settlements at the posted rates may occur prior to such filing and the Agents will not, prior to such filing, mail confirmations to customers who have offered to purchase Notes at the posted rates. After such filing, sales, mailing of confirmations and settlements may resume, subject to the provisions of "Delivery of Prospectus" below.

Suspension of Solicitation; Amendment or Supplement
- ---------------------------------------------------

          In the event that at the time the Agents, at the direction of the Company, suspend solicitation of offers to purchase from the Company there shall be any orders outstanding which have not been settled, the Company will promptly advise the Agents and the Trustee whether such orders may be settled and whether copies of the Prospectus as theretofore amended and/or supplemented as in effect at the time of the suspension may be delivered in connection with the settlement of such orders. The Company will have the sole responsibility for such decision and for any arrangements which may be made in the event that the Company determines that such orders may not be settled or that copies of such Prospectus may not be so delivered.

Delivery of Prospectus
- ----------------------

          A copy of the Prospectus as most recently amended or supplemented on the date of delivery thereof, together with the applicable Pricing Supplement, must be delivered to a purchaser prior to or simultaneously with the earlier of the delivery of (i) the written confirmation of a sale sent to a purchaser or his agent and (ii) any Note purchased by such purchaser. The Company shall ensure that the applicable Agent receives copies of the Prospectus and each amendment or supplement thereto (including the applicable Pricing Supplement) in such quantities and within such time limits as will enable such Agent to deliver such confirmation or Note to a purchaser as contemplated by these procedures and in compliance with the preceding sentence. Copies of Pricing Supplements should be delivered to:

If, since the date of acceptance of a purchaser's offer, the Prospectus shall have been supplemented solely to reflect any sale of Notes on terms different from those agreed to between the Company and such purchaser or a change in posted rates not applicable to such purchaser, such purchaser shall not receive the Prospectus as supplemented by such new supplement, but shall receive the Prospectus as supplemented to reflect the terms of the Notes being purchased by such purchaser and otherwise as most recently amended or supplemented on the date of delivery of the Prospectus. The Trustee will make all such deliveries with respect to all Notes sold directly by the Company.

Authenticity of Signatures
- --------------------------

          The Company will cause the Trustee to furnish the Agents from time to time with the specimen signatures of each of the Trustee's officers, employees and agents who have been authorized by the Trustee to authenticate Notes, but the Agents will have no obligation or liability to the Company or the Trustee in respect of the authenticity of the signature of any officer, employee or agent of the Company or the Trustee on any Note.

Advertising Costs
- -----------------

          The Company will determine with the Agents the amount and nature of advertising that may be appropriate in offering the Notes. Advertising expenses incurred with the consent of the Company will be paid by the Company.

                       SPECIAL ADMINISTRATIVE PROCEDURES
                            FOR MULTI-CURRENCY NOTES

          Unless otherwise set forth in an applicable Foreign Currency Amendment, the following procedures and terms shall apply to Multi-Currency Notes in addition to, and to the extent inconsistent therewith in replacement of, the procedures and terms set forth above.

Denominations
- -------------

          The authorized denominations of any Multi-Currency Note will be the amount of the Specified Currency for such Multi-Currency Note equivalent, at the noon buying rate in the City of New York for cable transfers for such Specified Currency (the "Market Exchange Rate") on the first Business Day in the City of New York and the country issuing such currency (or in the case of ECUs, Brussels) next preceding the date on which the Company accepts the offer to purchase such Multi-Currency Note, to U.S.$100,000 (rounded down to an integral multiple of 10,000 units of such Specified Currency) and any greater amount that is an integral multiple of 10,000 units of such Specified Currency.

Currencies
- ----------

          Unless otherwise specified in the applicable Pricing Supplement, payments of principal of (and premium, if any) and interest on all Multi-Currency Notes will be made in the applicable Specified Currency, provided, however, that payments of principal of (and premium, if any) and interest on Multi-Currency Notes denominated in other than U.S dollars will nevertheless be made in U.S. dollars (i) at the option of the Holders thereof under the procedures decribed below and (ii) at the option of the Company in the case of imposition of exchange controls or other circumstances beyond the control of the Company as described below.

Payment of Principal and Interest
- ---------------------------------

          If so specified in the applicable Pricing Supplement, except as provided in the next paragraph, payments of interest and principal (and premium, if any) with respect to any Multi-Currency Note will be made in U.S. dollars if the Holder of such Note on the relevant Regular Record Date or at Maturity, as the case may be, has transmitted a written request for such payment in U.S. dollars to the Trustee at its Corporate Trust Office in The City of New York on or prior to such Regular Record Date or the date 15 days prior to Maturity, as the case may be. Such request may be in writing (mailed or hand delivered) or by cable, telex or other form or facsimile transmission. Any such request made with respect to any Multi-Currency Note by a Holder will remain in effect with respect to any further payments of interest and principal (and premium, if any) with respect to such Multi-Currency Note payable to such Holder, unless such request is revoked on or prior to the relevant Regular Record Date or the date 15 days prior to Maturity, as the case may be. Holders of Multi-Currency Notes denominated in other than U.S. dollars whose Notes are registered in the name of a broker or nominee should contact such broker or nominee to determine whether and how an election to receive payments in U.S. dollars may be made.

          The U.S. dollar amount to be received by a Holder of a Multi-Currency Note who elects to receive payments in U.S. dollars will be based on the highest bid quotation in The City of New York received by the Currency Determination Agent (as defined below) as of noon New York City time on the third Business Day next preceding the applicable payment date from three recognized foreign exchange dealers (one of which may be the Currency Determination Agent) for the purchase by the quoting dealer of the Specified Currency for U.S. dollars for settlement on such payment date in the aggregate amount of the Specified Currency payable to all Holders of Multi-Currency Notes electing to receive U.S. dollar payments and at which the applicable dealer commits to execute a contract. If three such bid quotations are not available on the third Business Day preceding the date of payment of principal (and premium, if any) or interest with respect to any such Multi-Currency Note, such payment will be made in the Specified Currency. All currency exchange costs associated with any payment in U.S. dollars on any such Multi-Currency Note will be borne by the Holder thereof by deductions from such payment. Unless otherwise provided in the applicable Pricing Supplement, Citibank, N. A. will be the Currency Determination Agent (the "Currency Determination Agent") with respect to the Multi-Currency Notes.

Payment Currency
- ----------------

          If the principal of (and premium, if any) or interest on any Multi-Currency Note is payable in any currency other than U.S. dollars and such Specified Currency is not available due to the imposition of exchange controls or other circumstances beyond the control of the Company, the Company will be entitled to satisfy its obligations to Holders of the Multi-Currency Notes by making such payment in U.S. dollars on the basis of the Market Exchange Rate on the last date such Specified Currency was available (the "Conversion Date"). Any payment made under such circumstances in U.S. dollars where the required payment is in other than U.S. dollars will not constitute an Event of Default under the Indenture.

          If payment in respect of a Note is required to be made in any currency unit (e.g., ECU) and such currency unit is unavailable due to the imposition of exchange controls or other circumstances beyond the Company's control, then all payments in respect of such Multi-Currency Note shall be made in U.S. dollars until such currency unit is again available. The amount of each payment in U.S. dollars shall be computed on the basis of the equivalent of the currency unit in U.S. dollars, which shall be determined by the Company or its agent on the following basis. The component currencies of the currency unit for this purpose (the "Component Currencies") shall be the currency amounts that were components of the currency unit as of the Conversion Date for such currency unit. The equivalent of the currency unit in U.S. dollars shall be calculated by aggregating the U.S. dollar equivalents of the Component Currencies. The U.S. dollar equivalent of each of the Component Currencies shall be determined by the Company or such agent on the basis of the Market Exchange Rate for each such Component Currency that is available as of the third Business Day prior to the date on which the relevant payment is due and for each such Component Currency that is unavailable, if any, as of the Conversion Date for such Component Currency.

          If the official unit of any Component Currency is altered by way of combination or subdivision, the number of units of that currency as a Component Currency shall be divided or multiplied in the same proportion, if two or more Component Currencies are consolidated into a single currency, the amounts of those currencies as Component Currencies shall be replaced by an amount in such single currency equal to the sum of the amounts of the consolidated Component Currencies expressed in such single currency. If any Component Currency is divided into two or more currencies, the amount of the original Component Currency shall be replaced by the amounts of such two or more currencies, the sum of which shall be equal to the amount of the original Component Currency.

Outstanding Multi-Currency Notes
- --------------------------------

          For purposes of calculating the principal amount of any Multi-Currency Note for any purpose under the Indenture, the principal amount of such Multi-Currency Note at any time outstanding shall be deemed to be the U.S. dollar equivalent at the Market Exchange Rate, determined as of the date of the original issuance of such Multi-Currency Note, of the principal amount of such Multi-Currency Note.

Details for Settlement of Multi-Currency Notes
- ----------------------------------------------

          In addition to the Settlement information specified in "Settlement Procedures" above, the Agents shall communicate to the Company in the manner set forth in "Settlement Procedures" the following information:

          1.   Specified Currency.
          2.   Denominations.
          3. Wire transfer and overseas bank account information (if holder has elected payment in a Specified Currency).

             SPECIAL ADMINISTRATIVE PROCEDURES FOR BOOK-ENTRY NOTES


     Each Note will be represented by either a Global Security (as defined hereinafter) delivered to the Trustee, as agent for the Depository Trust Company ("DTC"), and recorded in the book-entry system maintained by DTC (a "Book-Entry Note") or a certificate delivered to the Holder thereof or a Person designated by such Holder (a "Certificated Note"). An owner of a Book-Entry Note will not be entitled to receive a certificate representing such Note. In connection with the qualification of the Book-Entry Notes for eligibility in the book-entry system maintained by DTC, the Trustee will perform the custodial, document control and administrative functions described below, in accordance with its respective obligations under a Letter of Representations from the Company and the Trustee to DTC dated the date hereof and a Medium-Term Note Certificate Agreement between the Trustee and DTC, dated as of October 31, 1988, and its obligations as a participant in DTC, including DTC's Same-Day Funds Settlement System ("SDFS"). Except as otherwise set forth in this Exhibit B, Book-Entry Notes will be issued in accordance with the administrative procedures set forth below.

Issuance:                     On any date of settlement (as defined under
                              "Settlement" below) for one or more Fixed Rate
                              Book-Entry Notes, the Company will issue a single
                              Global Security in fully registered form without coupons (a "Global Security") representing up to $150,000,000 principal amount of all of such Notes that have the same Original Issue Date, interest rate and Stated Maturity. Similarly, on any settlement date for one or more Floating Rate
                              Book-Entry Notes, the Company will issue a single
                              Global Security representing up to $150,000,000 principal amount of all of such Notes that have the same Original Issue Date, Interest Rate Basis,
                              Initial Interest Rate, Interest Payment Period,
                              Interest Payment Dates, Index Maturity, Spread or
                              Spread Multiplier, if any, minimum interest rate
                              (if any), maximum interest rate (if any), redemption provisions, if any, and Stated
                              Maturity. Each Global Security
                              will be dated and issued as of the date of its authentication by the Trustee, as Trustee. No
                              Global Security will represent (i) both Fixed Rate and Floating Rate Book-Entry Notes or (ii) any
                              Certificated Note or (iii) any Multi-Currency or
                              Indexed Note.

Identification                The Company will arrange, on or prior to
  Numbers:                    commencement of a program for the offering of
                              Book-Entry Notes, with the CUSIP Service Bureau of
                              Standard & Poor's Corporation (the "CUSIP Service
                              Bureau") for the reservation of a series of CUSIP numbers (including tranche numbers), consisting of approximately 900 CUSIP numbers and relating to Global Securities representing the Book-Entry
                              Notes. The Trustee has or will obtain from the CUSIP Service Bureau a written list of such series of reserved CUSIP numbers and will deliver to the Company and DTC such written list of 900 CUSIP numbers of such series. The Trustee will assign
                              CUSIP numbers to Global Securities as described below under Settlement Procedure "B". DTC will notify the CUSIP Service Bureau periodically of the CUSIP numbers that the Trustee has assigned to Global Securities. The Trustee will notify the
                              Company at any time when fewer than 100 of the reserved CUSIP numbers remain unassigned to Global
                              Securities, and if it deems necessary, the Company will reserve additional CUSIP numbers for assignment to Global Securities representing Book-
                              Entry Notes. Upon obtaining such additional CUSIP numbers the Trustee shall deliver such additional
                              CUSIP numbers to the Company and DTC.

Registration:                 Each Global Security will be registered in the
                              name of Cede & Co., as nominee for DTC, on the Security Register maintained under the Indenture.
                              The beneficial owner of a Book-Entry Note (or one or more indirect participants in DTC designated by such owner) will designate one or more participants in DTC (with respect to such Note, the "Participants") to act as agent or agents for such owner in connection with the book-entry system maintained by DTC, and DTC will record in book-entry form, in accordance with instructions provided by such Participants, a credit balance with respect to such Note in the account of such Participants. The ownership interest of such beneficial owner in such Note will be recorded through the records of such Participants or through the separate records of such Participants and one or more indirect participants in DTC.

Transfers:                    Transfers of a Book-Entry Note will be
                              accomplished by book entries made by DTC and, in turn, by Participants (and in certain cases, one or more indirect participants in DTC) acting on behalf of beneficial transferors and transferees of such Note.

Consolidation and             The Trustee may deliver to DTC and the CUSIP
  Exchange:                   Service Bureau at any time a written notice of
                              consolidation specifying (i) the CUSIP numbers of two or more Outstanding Global Securities that represent (A) Fixed Rate Book-Entry Notes having the same Original Issue Date, interest rate and Stated Maturity and with respect to which interest has been paid to the same date or (B) Floating
                              Rate Book-Entry Notes having the same

                              Interest Rate Basis, Original Issue Date, Initial Interest Rate, Interest Payment Dates, Index Maturity, Spread or Spread Multiplier, if any, minimum interest rate (if any), maximum interest rate (if any), redemption provisions, if any, and Stated Maturity and with respect to which interest has been paid to the same date, (ii) a date, occurring at least thirty days after such written notice is delivered and at least thirty days before the next Interest Payment Date for such Book-Entry Notes, on which such Global Securities shall be exchanged for a single replacement Global Security and (iii) a new CUSIP number, obtained from the Company, to be assigned to such replacement Global Security. Upon receipt of such a notice, DTC will send to its participants (including the Trustee) a written reorganization notice to the effect that such exchange will occur on such date. Prior to the specified exchange date, the Trustee will deliver to the CUSIP Service Bureau a written notice setting forth such exchange date and the new CUSIP number and stating that, as of such exchange date, the CUSIP numbers of the Global Securities to be exchanged will no longer be valid. On the specified exchange date, the Trustee will exchange such Global Securities for a single Global Security bearing the new CUSIP number, and the CUSIP numbers of the exchanged Global Securities will, in accordance with CUSIP Service Bureau procedures, be cancelled and not immediately reassigned. Notwithstanding the foregoing, if the Global Securities to be exchanged exceed $150,000,000 in aggregate principal amount, one Global Security will be authenticated and issued to represent each $150,000,000 of principal amount of the exchanged Global Securities and an additional Global Security will be authenticated and issued to represent any remaining principal amount of such Global Securities (see "Denominations" below).

Maturities:                   Each Book-Entry Note will mature on a date not
                              less than ____ year[s] or more than ___ years and one month after the settlement date for such Note.
                              A Floating Rate Book-Entry Note will mature only on an Interest Payment Date for such Note.

Denominations:                Book-Entry Notes will be issued in principal
                              amounts of $100,000 or any amount in excess thereof that is an integral multiple of $1,000.
                              Global Securities representing one or more Book-
                              Entry Notes will be denominated in principal amounts not in excess of $150,000,000. If one or more Book-Entry Notes having an aggregate principal amount in excess of $150,000,000 would, but for the preceding sentence, be represented by a single Global Security, then one Global Security will be issued to represent each $150,000,000 principal amount of such Book-Entry Note or Notes and an additional Global Security will be issued to represent any remaining principal amount of such Book-Entry Note or Notes. In such a case, each of the Global Securities representing such Book-Entry Note or Notes shall be assigned the same CUSIP number.

Interest:                     General. Interest on each Book-Entry Note will
                              accrue from the Original Issue Date or the most recent Interest Payment Date to which interest has been paid on the

                              Global Security representing such Note. Each payment of interest on a Book-Entry Note will include interest accrued through the day preceding, as the case may be, the Interest Payment Date or Maturity; provided, however, that if the Interest Reset Dates with respect to any such Note are daily or weekly, interest payable on any Interest Payment Date, other than interest payable on any date on which principal for such
                              Note is payable, will include interest accrued from but excluding the second preceding Regular Record Date to and including the next preceding Regular Record Date. Standard & Poor's Corporation will use the information received in the pending deposit message described under Settlement Procedure "C" below in order to include the amount of any interest payable and certain other information regarding the related Global Security in the appropriate weekly bond report published by Standard & Poor's Corporation.

                              Promptly after each Interest Determination Date for Floating Rate Notes, the Company will notify the Trustee, and the Trustee in turn will notify Standard & Poor's Corporation, of the interest rates determined on such Interest Determination Date.

Payments of                   Payments of Interest Only. Promptly after each
  Principal                   Regular Record Date, the Trustee will deliver to
  and Interest:               the Company and DTC a written notice specifying by
                              CUSIP number the amount of interest to be paid on each Global Security on the following Interest
                              Payment Date (other than an Interest Payment Date coinciding with Maturity) and the total of such amounts. DTC will confirm the amount payable on each Global
                              Security on such Interest Payment Date by reference to the daily bond reports published by Standard & Poor's Corporation. The Company will pay to the Trustee, as paying agent, the total amount of interest due on such Interest Payment
                              Date (other than at Maturity), and the Trustee will pay such amount to DTC at the times and in the manner set forth below under "Manner of Payment".

                              Payments at Maturity.  On or about the first
                              Business Day of each month, the Trustee will deliver to the Company, DTC and each of the Trustees a written list of principal and interest to be paid on each Global Security maturing in the following month. The Company, the Trustee and DTC will confirm the amounts of such principal and interest payments with respect to each such Global Security on or about the fifth Business Day preceding the Maturity of such Global Security. The Company will pay to the Trustee, as the paying agent, the principal amount of such Global Security, together with interest due at such Maturity. The Trustee will pay such amount to DTC at the times and in the manner set forth below under "Manner of Payment".

                              Promptly after payment to DTC of the principal and interest due at the Maturity of such Global Security, the Trustee will cancel such Global Security and deliver it to the Company with an appropriate debit advice.

                              Manner of Payment. The total amount of any principal and interest due on Global Securities on any Interest Payment Date or at

                              Maturity shall be paid by the Company to the Trustee in funds available for use by the Trustee as of 9:30 A.M. (New York City time) on such date. The Company will make such payment on such Global Securities by instructing the Trustee to withdraw funds from an account maintained by the Company at the Trustee. The Company will confirm such instructions in writing to the Trustee. For maturity, redemption or any other principal payments: prior to 10 A.M. (New York City time) on such date or as soon as possible thereafter, the Trustee will make such payments to DTC in same day funds in accordance with DTC's Same Day Funds Settlement Paying Agent Operating Procedures. For interest payments: the Trustee will make such payments to DTC in accordance with existing arrangements between DTC and the Trustee. DTC will allocate such payments to its participants in accordance with its existing operating procedures. Neither the Company (either as issuer or as Paying Agent) nor the Trustee shall have any direct responsibility or liability for the payment by DTC to such Participants of the principal of and interest on the Book-Entry Notes.

                              Withholding Taxes. The amount of any taxes required under applicable law to be withheld from any interest payment on a Book-Entry Note will be determined and withheld by the Participant, indirect participant in DTC or other Person responsible for forwarding payments and materials directly to the beneficial owner of such Note.


Settlement                    Settlement Procedures with regard

  Procedures:                 to each Book-Entry Note which will be registered
                              in the name of the nominee of DTC (unless otherwise indicated in the applicable Pricing
                              Supplement, "Cede & Co.") sold by the Company through an Agent, as agent, shall be as follows:


                              A. Such Agent will advise the Company by telex or facsimile of the following settlement information:

                                  1.    Principal amount of the Note (and, if
                                        multiple Notes are to be issued,
                                        denominations thereof).

                                  2.    Settlement date (Original Issue Date).

                                  3.    Stated Maturity.

                                  4.    Issue Price.

                                  5.    Trade Date.

                                  6.    Specified Currency and whether the
                                        option to elect payments in a Specified
                                        Currency applies and if the Specified
                                        Currency is not U.S. Dollars, the
                                        authorized denominations.

                                  7.    Interest rate:

                                        (a)  Fixed Rate Notes:

                                              i)  interest rate
                                             ii)  overdue rate, if any

                                        (b)  Floating Rate Notes:

                                              i)  Interest Rate Basis (e.g.,
                                                  Commercial Paper Rate)
                                             ii)  Initial Interest Rate
                                            iii)  Spread or Spread Multiplier,
                                                  if any

                                             iv)  Interest Reset Dates
                                              v)  Index Maturity
                                             vi)  maximum and minimum interest
                                                  rates, if any
                                            vii)  overdue rate, if any

                                        (c)  Currency Indexed Notes
                                        The applicable terms thereof

                                  8.    Interest Payment Date(s) and Interest
                                        Payment Period.

                                  9.    Optional Interest Reset Date, if any,
                                        and Subsequent Interest Period, if any.

                                  10.   Extension Period, if any, and Final
                                        Maturity Dates, if any.

                                  11. The date on or after which the Notes are redeemable at the option of the Company or repurchasable by the Company at the option of the holder, and additional redemption or repurchase provisions, if any.

                                  12.  Amortization schedule, if any.

                                  13.   Wire transfer information, if
                                        applicable.

                                  14.   Agent's Commission (to be paid in the
                                        form of a discount from the proceeds
                                        remitted to the Company upon
                                        Settlement).

                                  15.   Whether such Book-Entry Note is issued
                                        at an original issue discount ("OID"),
                                        and, if so, the total amount of OID, the yield to maturity and the initial accrual period of OID.

                              B.  The Company will advise the Trustee by
                                  electronic transmission of the information set forth in Settlement Procedure "A" above and the name of such Agent. Each such communication by the Company shall constitute a representation and warranty by the Company to the Trustee and each Agent that (i) such
                                  Note is then, and at the time of issuance and sale thereof will be, duly authorized for issuance and sale by the Company, (ii) such Note, and the Global Security representing such Note, will conform with the terms of the Indenture and (iii) upon authentication and delivery of such Global Security, the aggregate initial offering price of all Notes issued under the Indenture will not exceed $150,000,000 (except for Book-Entry Notes represented by Global Securities authenticated and delivered in exchange for or in lieu of Global Securities pursuant to Sections 304, 305, 906 or 907 of the Indenture and except for Certificated Notes authenticated and delivered upon registration of transfer of, in exchange for, or in lieu of Certificated Notes pursuant to any such Section).

                              C. The Trustee will assign a CUSIP number to the Global Security representing such Note and enter a pending deposit message through DTC's Participant Terminal System, providing the following settlement information to DTC, such Agent and Standard & Poor's Corporation:

                                  1. The applicable information set forth in Settlement Procedure "A".

                                  2.    Identification as a Fixed Rate Book-
                                        Entry Note or a Floating Rate Book-Entry
                                        Note.

                                  3.    Initial Interest Payment Date for such
                                        Note, number of days by which such date
                                        succeeds the related "DTC Regular

                                        Record Date" (which term means the
                                        Regular Record Date except in the case
                                        of floating rate notes which reset daily or weekly in which case it means the date 5 calendar days immediately preceding the Interest Payment Date) and amount of interest payable on such Interest Payment Date per $1,000 of principal amount of such Note.

                                  4. Frequency of interest payments (monthly, semiannually, quarterly, etc.).

                                  5.    CUSIP number of the Global Security
                                        representing such Note.

                                  6.    Whether such Global Security will
                                        represent any other Book-Entry Note (to
                                        the extent known at such time).

                              D. Such Agent will deliver to the purchaser a copy of the most recent Prospectus applicable to the Note with or prior to any written offer of Notes and the confirmation and payment by the purchaser of the Note.

                                  Such Agent will confirm the purchase of such Note to the purchaser either by transmitting to the Participants with respect to such Note a confirmation order or orders through DTC's institutional delivery system or by mailing a written confirmation to such purchaser.

                              E. The Trustee, as Trustee, will complete and authenticate the note certificate evidencing the Global Security representing such Book-Entry Note.

                              F. DTC will credit such Note to the Trustee's participant account at DTC.

                              G. The Trustee will enter an SDFS deliver order through DTC's Participant Terminal System instructing DTC to (i) debit such Note to the Trustee's participant account and credit such Note to such Agent's participant account and
                                  (ii) debit such Agent's settlement account and credit the Trustee's settlement account for an amount equal to the price of such Note less such Agent's commission. The entry of such a deliver order shall constitute a representation and warranty by the Trustee to DTC that (i) the Global Security representing such Book-Entry Note has been issued and authenticated and (ii) the Trustee is holding such Global Security pursuant to the Medium-Term Note Certificate Agreement between the Trustee and DTC (the "Certificate Agreement").

                              H. Such Agent will enter an SDFS deliver order through DTC's Participant Terminal System instructing DTC (i) to debit such Note to such Agent's participant account and credit such Note to the participant accounts of the Participants with respect to such Note and
                                  (ii) to debit the settlement accounts of such Participants and credit the settlement account of such Agent for an amount equal to the price of such Note.

                              I. Transfers of funds in accordance with SDFS deliver orders described in Settlement Procedures "G" and "H" will be settled in accordance with SDFS operating procedures in effect on the Settlement date.

                              J. The Trustee will credit to an account of the Company maintained at the Trustee funds available for immediate use in the amount transferred to the Trustee in accordance with Settlement Procedure "G".

Settlement                    For orders of Book-Entry Notes solicited by an
  Procedures                  Agent, as agent, and accepted by the Company for
  Timetable:                  settlement, Settlement Procedures "A" through "J"
                              set forth above shall be completed as soon as possible but not later than the respective times
                              (New York City time) set forth below:

                              Settlement
                              Procedure         Time
                              ---------         ----

                                A        11:00 A.M. on the sale date
                                B        12 Noon on the sale date
                                C        2:00 P.M. on the sale date
                                D        Day after sale date
                                E        3:00 P.M. on day before
                                            Settlement date
                                F        10:00 A.M. on Settlement date
                              G-H        2:00 P.M. on Settlement
                                            date
                                I        4:45 P.M. on Settlement
                                            date

                                J        5:00 P.M. on Settlement
                                            date

                              If a sale is to be settled more than one Business Day after the sale date, Settlement Procedures "A", "B" and "C" shall be completed as soon as practicable but no later than 11:00 A.M., 12 Noon and 2:00 P.M., as the case may be, on the first Business Day after the sale date. If the initial interest rate for a Floating Rate Book-Entry Note has not been determined at the time that Settlement Procedure "A" is completed, Settlement Procedures "B" and "C" shall be completed as soon as such rate has been determined but no later than 12:00 Noon and 2:00 P.M., respectively, on the second Business Day before the Settlement date. Settlement Procedure "J" is subject to extension in accordance with any extension of Fedwire closing deadlines and in the other events specified in the SDFS operating procedures in effect on the Settlement date.

                              If Settlement of a Book-Entry Note is rescheduled or canceled, the Trustee will deliver to DTC, through DTC's Participant Terminal System, a cancellation message to such effect by no later than 2:00 P.M. on the Business Day immediately preceding the scheduled Settlement date.


Failure to                    If the Trustee has not entered an SDFS deliver
  Settle:                     order with respect to a Book-Entry Note pursuant
                              to Settlement Procedure "G", then, upon written request (which may be effected by facsimile transmission) of the Company, the Trustee shall deliver to DTC, through DTC's Participant Terminal
                              System, as soon as practicable but no later than 2:00 P.M. on any Business Day, a withdrawal message instructing DTC to debit such Note to the Trustee's participant account. DTC will process the withdrawal message, provided that the Trustee's participant account contains a principal amount of the Global Security representing such Note that is at least equal to the principal amount to be debited. If a withdrawal message is processed with respect to all the Book-Entry Notes represented by a Global Security, the Trustee will mark such Global Security "canceled", make appropriate entries in the Trustee's records and send such canceled Global Security to the Company.
                              The CUSIP number assigned to such Global Security shall, in accordance with CUSIP Service Bureau procedures, be canceled and not immediately reassigned. If a withdrawal message is processed with respect to one or more, but not all, of the Book-Entry Notes represented by a Global Security, the Trustee will exchange such Global Security for two Global Securities, one of which shall represent such Book-Entry Note or Notes and shall be canceled immediately after issuance and the other of which shall represent the other Book-
                              Entry Notes previously represented by the surrendered Global Security and shall bear the CUSIP number of the surrendered Global Security.

                              If the purchase price for any Book-Entry Note is not timely paid to the Participants with respect to such Note by the beneficial purchaser thereof (or a Person, including an indirect participant in DTC, acting on behalf of such purchaser), such Participants and, in turn, the Agent for such Note may enter SDFS deliver orders through DTC's Participant Terminal System debiting such Book-Entry Note free to such Agent's participant account and crediting such Book-Entry Note free to the participant account of the Trustee and shall notify the Trustee and the Company thereof. Thereafter, the Trustee (i) will immediately notify the Company, once the Trustee has confirmed that such Book-Entry Note has been credited to its participant account, and the Company shall immediately transfer by Fed wire (immediately available funds) to such Agent an amount equal to the amount with respect to such Book-Entry Note which was previously sent by wire transfer to the account of the Company in accordance with Settlement Procedure "J", and (ii) the Trustee will deliver the withdrawal message and take the related actions described in the preceding paragraph.
                              Such debits and credits will be made on the Settlement date, if possible, and in any event not later than 5:00 P.M. on the following Business Day. If such failure shall have occurred for any reason other than a default by the Agent in the performance of its obligations hereunder and under the Agency Agreement, then the Company will reimburse the Agent on an equitable basis for the loss of the use of the funds during the period when they were credited to the account of the Company.

                              Notwithstanding the foregoing, upon any failure to settle with respect to a Book-Entry Note, DTC may take any actions in accordance with its SDFS operating procedures then in effect. In the event of a failure to settle with respect to one or more, but not all, of the Book-Entry Notes to have been represented by a Global Security, the Trustee will provide, in accordance with Settlement Procedure "E", for the authentication and issuance of a Global Security representing the other Book-Entry Notes to have been represented by such Global Security and will make appropriate entries in its records.


Trustee Not to                Nothing herein shall be deemed to require the
  Risk Funds:                 Trustee to risk or expend its own funds in
                              connection with any payment to the Company, DTC, the Agents, or the purchaser, it being understood by all parties that payments made by the Trustee to the Company, DTC, the Agents, or the purchaser shall be made only to such extent that funds are provided to the Trustee for such purpose.
                              Similarly, nothing herein shall alter any duty, or limit or diminish any right or immunity, of the Trustee under the Indenture.

                                                                      EXHIBIT C



                               PURCHASE AGREEMENT
                               ------------------


R. R. Donnelley & Sons Company                         _____________, __, 19__
77 West Wacker Drive
Chicago, Illinois 60601

Attention:  Treasurer

     The undersigned agrees to purchase the following principal amount of the Notes described in the Agency Agreement dated August__, 1994 (as it may be supplemented or amended from time to time, the "Agency Agreement"):

          Principal Amount        [$] __________________________
          Specified Currency:         __________________________
          Indexed Currency:           __________________________
          Interest Rate:              ______%
          Discount:                   ______% of Principal Amount
          Aggregate Price to be
           paid to Company
           (in immediately
           available funds):      [$] __________________________
          Settlement Date:            __________________________
          Other Terms:                __________________________

     [In the case of Notes issued in a foreign currency or currency unit, unless otherwise specified below, settlement and payments of principal and interest will be in U.S. dollars based on the highest bid quotation in The City of New York received by the Exchange Rate Agent at approximately 11:00 A.M., New York City time, on the second Business Day preceding the applicable payment date from three recognized foreign exchange dealers selected by the Exchange Rate Agent and approved by the Company (one of which may be the Exchange Rate Agent) for the purchase by the quoting dealer of the Specified Currency for U.S. dollars for settlement on such payment date in the aggregate amount of the Specified Currency payable to all holders of Notes denominated in such Specified Currency electing to receive U.S. dollar payments and at which the applicable dealer commits to execute a contract. If such bid quotations are not available, payments will be made in the Specified Currency.]

     Our obligation to purchase Notes hereunder is subject to the continued accuracy of your representations and warranties contained in the Agency Agreement and to your performance and observance of all applicable covenants and agreements contained therein, including, without limitation, your obligations pursuant to Section 6 and Section 7 thereof. Our obligation hereunder is subject to the conditions set forth in
Section 5 of the Agency Agreement and to the further condition that we shall receive (a) the opinions required to be delivered pursuant to Sections 5(d) and 5(e) of the Agency Agreement, (b) the certificate required to be delivered pursuant to Section 5(f) of the Agency Agreement, (c) the letter referred to in
Section 5(g), in each case dated as of the above Settlement Date and (d) and such further information, certificates and documents as the Agents or counsel to the Agents may reasonably request.

     In further consideration of our agreement hereunder, you agree that between the date hereof and the above Settlement date, you will not offer or sell, or enter into any agreement to sell, any debt securities of the Company, [other than borrowings under your revolving credit agreements and lines of credit, the private placement of securities and issuances of your commercial paper or other issuances of Notes].

     We may terminate this Agreement, immediately upon notice to you, at any time prior to the Settlement date, if after the date hereof and prior to the Settlement date, there shall have occurred: (i) any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries considered as one enterprise, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented on the date hereof, the effect of which, in any such case described in this clause is, in our judgment, so material and adverse as to make it impracticable or inadvisable to proceed with the purchase of Notes from the Company as principal pursuant to this Purchase Agreement; (ii) a suspension or material limitation in trading in securities generally on the New York Stock Exchange or the establishment of minimum prices on such exchange; (iii) a general moratorium on commercial banking activities declared by Federal or State of New York authorities; (iv) any downgrading in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national calamity or emergency; or (vi) any material adverse change in the existing financial, political or economic conditions in the United States, including any effect of international conditions on the financial markets in the United States, that in our judgment makes it impracticable or inadvisable to proceed with the purchase of Notes from the Company or you are unable to provide any of the opinions, certificates or letters referred to in the second preceding paragraph. In the event of such termination, no party shall have any liability to the other party hereto, except as provided in Sections 4, 7 and 14 of the Agency Agreement.

      This Agreement shall be governed by and construed in accordance with the laws of New York.


                                  [Insert name of Agent[s]]


                                  By_____________________________
                                     [Title]


Accepted:              , 19__

R. R. Donnelley & Sons Company


By____________________________
  [Title]

                                                                      EXHIBIT D

                       [FOREIGN CURRENCY] [INDEXED NOTE]
   AMENDMENT NO. _____________ TO AGENCY AGREEMENT DATED ________, 19__,   AS
                                    AMENDED
                   __________________________________________

[Insert Title of Foreign Currency and, in the case of Indexed Notes, the Indexed Basis]

     The undersigned hereby agree that for the purposes of the issue and sale of Notes denominated in [title of currency or currency unit] (the "Specified Currency") [and indexed to [title of index basis] (the "Index Basis")] pursuant to the Agency Agreement, dated August 17, 1994, as it may be amended (the "Agency Agreement"), the following additions and modifications shall be made to the Agency Agreement. The additions and modifications adopted hereby shall be of the same effect for the sale under the Agency Agreement of all Notes denominated in the Specified Currency [and indexed to the Index Basis], whether offered on an agency or principal basis, but shall be of no effect with respect to Notes denominated in any currency or currency unit other than the Specified Currency.

     Except as otherwise expressly provided herein, all terms used herein which are defined in the Agency Agreement shall have the same meanings as in the Agency Agreement. The term[s] Agent [or Agents], as used in the Agency Agreement, shall be deemed to refer [only] to the undersigned Agent[s] for purposes of this Amendment.

     [Insert appropriate additions and modifications to the Agency Agreement, for example, to opinions of counsel, conditions to obligations and settlement procedures, etc.]


_____________________, 19__

R. R. Donnelley & Sons Company


By______________________
Name:
Title:

[Name(s) of Agent(s) participating in the offering of Notes in the Specified Currency]


By_____________________
Name:
Title: